Exhibit 10.4

AMENDMENT NO. 3

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 3, dated as of February 14, 2022 (the “Amendment”), is entered into by and between AgeX Therapeutics, Inc., a California corporation (the “Company”) and Juvenescence, Limited, a company incorporated in the Isle of Man (the “Holder”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and Holder are parties to that certain Registration Rights Agreement dated as of August 13, 2019 (as amended by Amendment No. 1 and Amendment No. 2 thereto, the “Registration Rights Agreement”);

WHEREAS, the Company and Holder are entering into a Secured Convertible Promissory Note (the “Secured Note”) between the Company and Holder providing the Company with a credit facility in the amount of up to $13,160,000 (the “Secured Note”), pursuant to which the Company is obligated to issue to Holder common stock purchase warrants in accordance with the formula set forth in the Secured Note in connection with each advance of funds under the Secured Note, which Warrants will be governed by a warrant agreement; and

WHEREAS, in connection with the Secured Note, the Company and Holder have agreed to amend the Registration Rights Agreement as provided herein.

NOW THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Registration Rights Agreement.

1.1. Section 1(e) through 1(i) of the Registration Rights Agreement is hereby deleted and replaced with the following Section 1(e) through (j):

(e) “Loan Agreement” means the Loan Facility Agreement between the Company and Holder, dated August 13, 2019, as amended, and as may be further amended from time to time.

(f) “Registrable Securities” means the Shares and Warrants. Any securities that are (i) distributed as a dividend or otherwise with respect to Registrable Securities, (ii) issuable upon the exercise or conversion of Registrable Securities, or (iii) issued or issuable in exchange for or through conversion of Registrable Securities pursuant to a recapitalization, stock-split, reorganization, merger, consolidation or other transaction shall also constitute Registrable Securities.

(g) “Second Loan Agreement” means the Secured Convertible Facility Agreement between the Company, as borrower thereunder, Holder, as lender thereunder, and the subsidiaries of the Company named therein, as guarantors, as may amended from time to time.

(h) “Shares” means, collectively, any and all shares of common stock, par value $0.0001 per share, of the Company issued or to be issued by the Company pursuant to the terms of the Secured Note, the Loan Agreement or the Second Loan Agreement, including any shares of common stock issuable by the Company pursuant to the exercise of Warrants or the conversion of any amounts outstanding under the Secured Note, Loan Agreement or the Second Loan Agreement pursuant to the respective terms thereof.

(i) “Warrants” means, collectively, any and all common stock purchase warrants issued or to be issued by the Company pursuant to the terms of the Secured Note, the Loan Agreement or the Second Loan Agreement, including any shares of common stock issuable by the Company pursuant to the exercise of Warrants or the conversion of any amounts outstanding under the Secured Note, the Loan Agreement or the Second Loan Agreement, in each case as such number may be adjusted pursuant to the terms thereof.

(j) “Secured Note” means the Secured Convertible Promissory Note between the Company and Holder dated February 14, 2022, as may be amended from time to time.

1.2. Each reference to the defined term “Warrant Shares” in the Registration Rights Agreement is hereby deleted:

2. Effect. Except as specifically amended by this Amendment, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3. Governing Law. This Amendment shall be governed in all respects by the laws of the State of California, as applied to contracts entered into in California between California residents and to be performed entirely within California.

4. Counterparts. This Amendment may be executed in any number of counterparts (including by separate counterpart signature pages), each of which shall be an original, but all of which together shall constitute one instrument. Any counterpart of this Agreement may be signed by electronic or facsimile, and such electronic or facsimile signature shall be deemed an original signature.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

AGEX THERAPEUTICS, INC.

By:	/s/ Michael D. West

Name:	Michael D. West

Title	Chief Executive Officer

HOLDER:

JUVENESCENCE LIMITED

By:	/s/ Greg Bailey
Name:	Greg Bailey
Title:	Director